EXHIBIT 10.12

SCHEDULE OF INDEMNITY AGREEMENTS

The following have executed Indemnity Agreements substantially in the form of the agreement attached as Exhibit 10.8 to Valero’s Registration Statement on Form S-1 (SEC File No. 333-27013) filed May 13, 1997.

Susan Kaufman Purcell